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                   PROSPECTUS SUPPLEMENT DATED JUNE 20, 2002

THE HARTFORD MUTUAL FUNDS                       CLASS E, H, L, M, N AND Z SHARES

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                            THIS SUPPLEMENT UPDATES
          THE HARTFORD MUTUAL FUNDS PROSPECTUS DATED FEBRUARY 19, 2002
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                       THE HARTFORD SMALLCAP GROWTH FUND

    The first three sentences in the first paragraph under "Investment Strategy" on page 3 of The Hartford Mutual Funds prospectus are deleted and replaced by the following:

      "Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies that Wellington Management believes have superior growth potential. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and Standard & Poor's 600 Indices. As of April 30, 2002 this range was between approximately $0 and $3.2 billion."